UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2014

Atlas Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14998	23-3011077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-950-7473

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 12, 2014, Atlas Pipeline Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), to issue and sell 4,400,000 8.25% Class E cumulative redeemable perpetual preferred units (the “Firm Units”) representing limited partner interests of the Partnership (the “Class E Units”) at a public offering price of $25.00 per Class E Unit in an underwritten public offering (the “Equity Offering”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 660,000 Class E Units (together with the Firm Units, the “Units”) on the same terms as the Firm Units. The Partnership will pay cumulative distributions in cash on the Units on a quarterly basis at a rate of $2.0625 per unit, or 8.25% of the liquidation preference, per year.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into the Underwriting Agreement; these representations, warranties and covenants are not factual information to investors about the Partnership. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (Registration No. 333-192464) (the “Registration Statement”). The Equity Offering is being made pursuant to the prospectus supplement dated March 12, 2014 (“Prospectus Supplement”), and the accompanying prospectus dated November 20, 2013, constituting a part of the Registration Statement.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 regarding the Certificate of Designation and the LPA Amendment (each as defined below) is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Equity Offering, the Partnership entered into a Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and Qualifications, Limitations and Restrictions Thereof (the “Certificate of Designation”) dated March 17, 2014. Also on March 17, 2014, in connection with the entry into the Certificate of Designation, the Partnership adopted Amendment No. 11 to its Second Amended and Restated Agreement of Limited Partnership (the “LPA Amendment”) to, among other things, include the Units as authorized preferred units under the partnership agreement.

The Units rank senior to the Company’s common units with respect to the payment of distributions and pari passu with the Partnership’s Class D Convertible Preferred Units (the “Class D Units”). The Units have no stated maturity and are not subject to mandatory redemption or any sinking fund and will remain outstanding indefinitely unless repurchased or redeemed by the Partnership or converted into its common units in connection with a change of control.

At any time on or after March 17, 2019, the Partnership may, at its option, redeem the Units, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions thereon to the date of redemption. In addition, the Partnership may redeem the Units following certain changes of control, as described in the Certificate of Designation. If the Partnership does not exercise this redemption option upon a change of control, then the holders of the Units will have the option to convert the Units into a number of Partnership common units per Unit as set forth in the Certificate of Designation. If the Partnership exercises any of its redemption rights relating to the Units, the holders of such Units will not have the conversion right described above with respect to the Units called for redemption.

On March 12, 2014, the Partnership entered into a Certificate of Amendment to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and Qualifications, Limitations and Restrictions Thereof relating to the Class D Units (the “Amended Class D Certificate of Designation”) in order to increase the number of Class D Units to cover paid-in-kind distributions of Class D Units.

Also on March 17, 2014, the Partnership’s operating subsidiary, Atlas Pipeline Operating Partnership, L.P., adopted Amendment No. 5 to its Amended and Restated Agreement of Limited Partnership (the “APOP LPA Amendment”).

This summary of the Amendment, the APOP LPA Amendment, the Certificate of Designation and the Amended Class D Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the documents, copies of which are attached hereto as Exhibit 3.1, 3.2, 4.1 and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

(d)	Exhibits

1.1	Underwriting Agreement, dated March 12, 2014, among Atlas Pipeline Partners, L.P. and the underwriters named therein.

3.1	Amendment No. 11 to Second Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Partners, L.P., dated as of March 17, 2014.

3.2	Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Operating Partnership, L.P., dated as of March 17, 2014.

4.1	Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional, and Other Special Rights of Preferred Units and Qualifications, Limitations and Restrictions Thereof, dated as of March 17, 2014 (attached as Exhibit A to Amendment No. 11 to Second Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Partners, L.P., and incorporated herein by reference).

4.2	Certificate of Amendment to Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and Qualifications, Limitations and Restrictions Thereof, dated as of March 12, 2014.

5.1	Opinion of Ledgewood, P.C.

8.1	Opinion of Ledgewood, P.C. as to certain tax matters

23.1	Consent of Ledgewood, P.C. (included in Exhibit 5.1)

23.2	Consent of Ledgewood, P.C. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 17, 2014	ATLAS PIPELINE PARTNERS, L.P.

	By:	Atlas Pipeline Partners GP, LLC, its general partner

	By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer